Earnings per Share	6 Months Ended
Jun. 30, 2015
Earnings Per Share [Abstract]
Earnings Per Share

9.        Earnings per Share

All shares issued (including the restricted shares issued under the equity incentive plan) are DCI's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. Unvested shares granted under the Company's incentive plan of 972,551, as at June 30, 2015, and 361,442 as at June 30, 2014 (Note 8), received dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. Dividends declared and paid during the six months ended June 30, 2015 and 2014 amounted to $369 and $7,168, respectively. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. For the purpose of calculating diluted earnings per share, the weighted average number of diluted shares outstanding includes the incremental shares assumed issued as determined in accordance with the antidilution sequencing provisions of ASC 260. For the six months ended June 30, 2014, the effect of the incremental shares assumed issued, determined in accordance with the antidilution sequencing provision of ASC 260, was anti-dilutive.

	2015		2014
	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS
Net income	$388	$388	$935	$935
Less distributed earnings allocated to restricted shares	(4)	(4)	(24)	(24)
Net income available to common stockholders	384	384	911	911

Weighted average number of common shares, basic	72,834,161	72,834,161	35,812,135	35,812,135
Effect of dilutive restricted shares	-	93,922	-	-
Weighted average number of common shares, diluted	72,834,161	72,928,083	35,812,135	35,812,135

Earnings per common share, basic and diluted	$0.01	$0.01	$0.03	$0.03